Exhibit 10.11

POWER OF ATTORNEY

GRANTORS:

Li Shunxing, a PRC citizen; ID card no. 440102401122232

Li Xiangning, a PRC citizen; ID card no. 110108570130491

Pang Daqing, a PRC citizen; ID card no. 110102590924233

Xie Li, a PRC citizen; ID card no. 110108580903632; and

Guangzhou Weida Communication Technology Co., Ltd., a PRC limited company.

GRANTEE:

Deng Longlong; ID card no. 440102400325321.

Concerning the acquisition (the “Project”) of Guangzhou Weida Communication Technology Co., Ltd., (“Weida”) by SCL Ventures Ltd., and its affiliates, the Grantors hereof authorize the Grantee to conduct the following activities on behalf of the Grantors:

1.               to negotiate concerning the Project;

2.               to make commitments concerning the Grantors’ rights and obligations concerning the Project; and

3.               to sign all contracts, agreements and documents concerning the Project.

The Grantors hereby represent that all activities conducted by and all documents signed by the Grantee within the scope described above shall be legally binding upon the Grantors.

This Power of Attorney has been executed by the Grantors on August 23, 2004.

Signatures:

Li Shunxing	/s/ Li Shunxing

Li Xiangning	/s/ Li Xiangning

Xie Li	/s/ Xie Li

Pang Daqing	/s/ Pang Daqing

Guangzhou Weida Communication Technology Co., Ltd.

Authorized Representative: Li Shun Xing		/s/ Li Shun Xing

Deng Longlong	/s/ Deng Longlong